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                               EXHIBIT NUMBER 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (file nos. 2-88852, 2-88853, 33-00714, 33-11743, 33-22956, 33-36977, 33-45090 and
33-68534).


                                        /s/ Arthur Andersen LLP


San Jose, California
June 24, 1996